TriSalus Life Sciences Appoints Richard Marshall, M.D., as Chief Medical Officer

WESTMINSTER, Colo. — April 7, 2026 — TriSalus Life Sciences, Inc. (Nasdaq: TLSI) (the “Company”), an oncology company integrating novel delivery technology with standard of care therapies, and its investigational immunotherapeutic to transform treatment for patients with solid tumors, today announces the appointment of Richard Marshall, M.D., as Chief Medical Officer on a full-time basis, effective June 29, 2026. Dr. Marshall will transition into the role from his current position as Medical Director, a role he has held since January 2025. In his new capacity, he will lead the Company’s medical strategy and provide clinical leadership across development, evidence generation and broader strategic initiatives.

"Dr. Marshall brings a rare combination of frontline clinical insight and deep interventional oncology expertise that is uniquely aligned with our mission. Since joining TriSalus as Medical Director, he has been an invaluable clinical voice in driving the expansion of our TriNav product suite and proprietary Pressure-Enabled Drug Delivery (“PEDD”) platform across a broad range of indications beyond the liver.” said Mary Szela, President and Chief Executive Officer of TriSalus. “As we continue to see strong physician engagement, utilization and interest in the PEDD platform, Dr. Marshall's appointment as Chief Medical Officer positions us to accelerate the advancement of our clinical and economic advantages data and deliver meaningful impact for patients."

Dr. Marshall is an interventional radiologist with extensive experience spanning interventional oncology, hepatobiliary interventions and trauma care. After graduating from Tulane University School of Medicine, he completed his diagnostic radiology residency at Ochsner Clinic Foundation, where he served as Chief Resident, followed by fellowship training in interventional radiology and interventional oncology at Weill Cornell University and Memorial Sloan Kettering Cancer Center in New York. He joined the faculty at Louisiana State University Health Sciences Center and then Tulane University, both in New Orleans.

During his time at LSU Health Sciences Center, Dr. Marshall developed Louisiana’s first Interventional Radiology Residency and led a high-volume clinical practice focused on interventional oncology, hepatobiliary interventions and trauma care. Since 2021, he has also served at Tulane University School of Medicine, where he has remained active in medical student and resident education. His clinical experience has included care for patients undergoing organ transplantation, pediatric interventions, embolization for thyroid disease and uterine fibroids, musculoskeletal pain palliation, venous interventions and palliative care.

“I am honored to step into the Chief Medical Officer role at TriSalus at this important time for the Company,” said Dr. Marshall. “TriSalus is working to address significant challenges in the treatment of liver and pancreatic tumors to provide meaningful benefits to patients. I look forward to helping advance the Company’s medical and clinical efforts as we continue to build on the potential of the PEDD approach and support better and safer patient outcomes.”

Dr. Marshall’s appointment reflects TriSalus’ continued focus on strengthening its leadership team as the Company advances its PEDD platform, which combines its drug delivery technology with therapeutic development efforts aimed at improving outcomes for patients with solid tumors.

About TriSalus Life Sciences
TriSalus Life Sciences® is an oncology focused medical technology company seeking to transform outcomes for patients with solid tumors by integrating its innovative delivery technology with standard-of-care therapies, and with its investigational immunotherapeutic, nelitolimod, a class C Toll-like receptor 9 agonist, for a range of different therapeutic and technology applications. The Company’s platform includes devices that utilize a proprietary drug delivery technology and a clinical stage investigational immunotherapy. The Company’s three FDA-cleared devices use its proprietary Pressure-Enabled Drug Delivery™ (PEDD) approach to deliver a range of therapeutics: the TriNav® Infusion System and TriNav Infusion System LV for hepatic arterial infusion of liver tumors and the Pancreatic Retrograde Venous Infusion System for pancreatic tumors. The PEDD technology is a novel delivery approach designed to address the anatomic limitations of arterial infusion for the pancreas. The PEDD approach modulates pressure and flow in a manner that delivers more therapeutic to the tumor and is designed to reduce undesired delivery to normal tissue, bringing the potential to improve patient outcomes. Nelitolimod, the Company’s investigational immunotherapeutic candidate, is designed to improve patient outcomes by treating the immunosuppressive environment created by many tumors and which can make current immunotherapies ineffective in the liver and pancreas. Patient data generated during Pressure-Enabled Regional Immuno-Oncology™ (PERIO) clinical trials support the hypothesis that nelitolimod delivered via the PEDD technology may have favorable immune effects within the liver and systemically. The target for nelitolimod, TLR9, is expressed across cancer types and the mechanical barriers addressed by the PEDD technology are commonly present as well. The Company is in the final stages of data completion for a number of phase 1 clinical trials and will begin exploring partnership opportunities for development.
Forward Looking Statements
Statements made in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward‐looking statements. Such statements include, but are not limited to, statements regarding fourth quarter 2025 and full year 2025 financial results and 2026 financial outlook and future profitability, cash flows, and the Company’s ability to execute on its strategy. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include the risk that the Company will not become profitable on its expected timeline, if at all, the risk that the reported financial results will differ from the estimates provided in this press release, risks associated with clinical development and regulatory approval of drug delivery and pharmaceutical product candidates, including that future clinical results may not be consistent with patient data generated during the Company’s clinical trials, the cost and timing of all development activities and clinical trials, unexpected safety and efficacy data observed during clinical studies, the risks associated with the credit facility, including the Company’s ability to remain in compliance with all its obligations thereunder to avoid an event of default, the risk that the Company will continue to raise capital through the issuance and sale of its equity securities to fund its operations, the risk that the Company will not be able to achieve the applicable revenue requirements to access additional financing under the credit facility, , changes in expected or existing competition or market conditions, changes in the regulatory environment, unexpected litigation or other disputes, unexpected expensed costs, made in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward‐looking statements. Such statements include, but are not limited to, statements regarding the benefits and potential benefits of the Company’s PEDD drug delivery technology, TriNav® system and nelitolimod investigational immunotherapy, and the Company’s ability to execute on its strategy. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include risks associated with clinical development and regulatory approval of drug delivery and pharmaceutical product candidates, including that future clinical results may not be consistent with patient data generated during the Company’s clinical trials, the cost and timing of all development activities and clinical trials, unexpected safety and efficacy data observed during clinical studies, the risks associated with the credit facility, including the Company’s ability to remain in compliance with all its obligations thereunder to avoid an event of default, the risk that the Company will continue to raise capital through the issuance and sale of its equity securities to fund its operations, the risk that the Company will not be able to achieve the applicable revenue requirements to access additional financing under the credit facility, the risk that the Company will not become profitable on its expected timeline, if at all, the risk that the reported financial results will differ from the estimates provided in this press release, changes in expected or existing competition or market conditions, changes in the regulatory environment, unexpected litigation or other disputes, unexpected expensed costs, and other risks described in the Company’s filings with the Securities and Exchange Commission under the heading “Risk Factors.” All forward‐looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Contacts
For Media Inquiries:
Jeremy Feffer, Managing Director
LifeSci Advisors
212.915.2568
jfeffer@lifesciadvisors.com

For Investor Inquiries:
David Patience
Chief Financial Officer
investor.relations@trisaluslifesci.com

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